SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                              AMENDMENT NO. 1

                                     TO

                                  FORM 8-A


             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) or 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                         The Gabelli Utility Trust
      ------------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


                    Delaware                             13-4046522
      ----------------------------------------      --------------------
      (State of Incorporation or Organization)        (I.R.S. Employer
                                                    Identification no.)

              One Corporate Center
              Rye, New York                              10580-1434
      ----------------------------------------      --------------------
      (Address of principal executive offices)           (zip code)



      Securities to be registered pursuant to Section 12(b) of the Act:

                                              Name of each exchange
      Title of each class                     on which each class is
      to be so registered                     to be registered
      ---------------------                   ------------------------
         Common Stock                         New York Stock Exchange


      Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
       -----------------------------------------------------------------
                              (Title of Class)



 ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

 The section captioned "The Transaction" in the Registrant's Registration Statement on Form N-14, dated February 26, 1999 (File No. 333-72983) and Amendment No. 1 thereto, dated March 30, 1999, is incorporated herein by reference.

 ITEM 2. EXHIBITS.

 Exhibits are a part of the Registrant's Registration Statement on Form N-14, dated February 26, 1999 (File no. 333-72983)and Amendment No. 1 thereto, dated March 30, 1999.

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    The Gabelli Utility Trust
                                    -----------------------------------
                                    (Registrant)




 Date: June 1, 1999                 By: /s/ Bruce N. Alpert
                                       --------------------------------
                                       Name:  Bruce N. Alpert
                                       Title: Vice President
                                              and Treasurer